UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012

UNITED STATES BRENT OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34704	27-0925904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Harbor Bay Parkway, Suite 145 Alameda, California		94502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 522-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 20, 2012, Robert L. Nguyen resigned as a Management Director of United States Commodity Funds LLC (“USCF”), the General Partner of United States Brent Oil Fund, LP. Mr. Nguyen will continue to serve as Managing Principal of Ameristock Corporation, a California-based investment adviser registered under the Investment Advisers Act of 1940 and an affiliate of USCF through common control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES BRENT OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: March 22, 2012	By:	/s/ Howard Mah
	Name:	Howard Mah
	Title:	Chief Financial Officer